Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Gulf Resources, Inc. on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge and belief:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.

Dated: March 15, 2019
	By:	/s/ Xiaobin Liu
Xiaobin Liu
Chief Executive Officer

Dated: March 15, 2019
	By:	/s/ Min Li
Min Li
Chief Financial Officer